UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                           GENEX PHARMACEUTICAL, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                    333-102118                 98-0383571
 ---------------------------    ----------------------         ------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


1801 Guangyin Building, Youyibeilu, Hexi District, Tianjin City, China  300074
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)


                                 86-22-233-70440
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                            KS E-Media Holdings, Inc.
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 4.01   Change in Registrant's Certifying Accountant

      (a) On October 26, 2004, the Board of Directors of the Registrant dismissed Kabani & Company as its independent auditors. On October 28, 2004, the Board appointed Weinberg & Company, Inc. to serve as the Registrant's independent auditors. None of the reports of Kabani & Company on the Registrant's financial statements since its inception on February 10, 2003 contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. From the Registrant's inception on February 10, 2003 and during any subsequent interim period preceding the dismissal, there were no disagreements with Kabani & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kabani & Company's satisfaction, would have caused Kabani & Company to make reference to the subject matter in connection with its report on the Registrant's financial statements during such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Change in Registrant's Certifying Accountant

      (c)   Exhibits

            16.1 Letter of Kabani & Company dated October 27, 2004 regarding the change in certifying accountant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GENEX PHARMACEUTICAL, INC.


Date:  October 29, 2004                              By: /s/Fuzhi Song
                                                         -----------------------
                                                         Fuzhi Song
                                                         Chief Executive Officer